UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2026

Jaguar Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36714	46-2956775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street Suite 400
San Francisco, California	94104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 371-8300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a special meeting of stockholders of Jaguar Health, Inc. (the “Company”) held on April 20, 2026 (the “Special Meeting”), the Company’s stockholders approved an amendment (the “Tenth Amendment”) to the Company’s Third Amended and Restated Certificate of Incorporation (the “COI”) to effect an increase in the number of authorized shares of the Company’s voting common stock, par value $0.0001 per share (the “Common Stock”), from 298,000,000 shares to 500,000,000 shares and a corresponding increase in the total number of shares the Company is authorized to issue from 352,475,074 shares to 554,475,074 shares (the “Authorized Share Increase”).

Pursuant to such authority granted by the Company’s stockholders, the Company’s board of directors approved the Authorized Share Increase and the filing of the Tenth Amendment to effectuate the Authorized Share Increase. On April 20, 2026, the Company filed the Tenth Amendment with the Secretary of State of the State of Delaware (the “DE Secretary of State”), and the Authorized Share Increase became effective in accordance with the terms of the Tenth Amendment immediately upon filing with the DE Secretary of State (the “Effective Time”).

The foregoing description of the Tenth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Tenth Amendment, which is filed as Exhibit 3.1 to this report and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 20, 2026, the Company held the Special Meeting. Five proposals were submitted to and approved by the Company’s stockholders. The proposals are described in detail in the Company’s definitive proxy statement for the Special Meeting (the “Proxy Statement”), filed with the Securities and Exchange Commission on March 24, 2026. At the Special Meeting, a total of 7,181,767 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), out of a total of 12,419,277 shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting, as of March 2, 2026, the record date for the Special Meeting (the “Record Date”), were represented in person or by proxy at the Special Meeting.

The final results for the votes regarding each proposal are set for below.

1.

Proposal to approve an amendment (the “Tenth Amendment”) to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “COI”), to increase the number of authorized shares of the Company’s voting Common Stock from 298,000,000 shares to 500,000,000 shares and a corresponding increase in the total number of shares the Company is authorized to issue from 352,475,074 shares to 554,475,074 shares The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non- Votes
6,031,263	1,129,451	21,053	0

2.

Proposal to approve an amendment (the “Eleventh Amendment”) to the Company’s COI to effect, if approved and effected at all, a reverse stock split of the Company’s issued and outstanding shares of Common Stock at a ratio not less than 1-for-15 and not greater than 1-for-150. The exact ratio, if approved and effected at all, will be set within that range at the discretion of the Company’s board of directors and publicly announced by the Company on or before the one-year anniversary of the approval of this proposal, without further approval or authorization of the Company’s stockholders (the “First Reverse Stock Split”). The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non- Votes
6,534,230	629,671	17,866	0

Proposal 2 was approved by the affirmative vote of a majority in voting power of the shares of Common Stock outstanding as of the Record Date.

3.

Proposal to approve an amendment (the “Twelfth Amendment”) to the Company’s COI to effect, if approved and effected at all, a reverse stock split of the issued and outstanding shares of Common Stock at a ratio not less than 1-for-15 and not greater than 1-for-150. The exact ratio, if approved and effected at all, will be set within that range at the discretion of the Company’s board of directors and publicly announced by the Company on or after the date of the effectiveness of the First Reverse Stock Split and on or before the one-year anniversary of the approval of this proposal, without further approval or authorization of the Company’s stockholders (the “Second Reverse Stock Split”). The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non- Votes
6,519,022	644,867	17,878	0

Proposal 3 was approved by the affirmative vote of a majority in voting power of the shares of Common Stock outstanding as of the Record Date.

4.

Proposal to approve, for purposes of Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”), the issuance of shares of our Common Stock issuable upon exchange of that certain secured promissory note in the original principal amount of $10,810,000 issued by the Company to Streeterville Capital, LLC on November 12, 2025, as amended on March 6, 2026 (the “Streeterville Note”), pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended. The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non- Votes
4,020,240	331,148	8,968	2,821,411

5.

Proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2, 3 and 4. The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non- Votes
6,119,840	1,049,331	12,596	0

Item 7.01	Regulation FD Disclosure.

On April 20, 2026, the Company issued a press release announcing the results of the Special Meeting, a copy of which is furnished as Exhibit 99.1.

The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Tenth Amendment of the Third Amended and Restated Certificate of Incorporation of Jaguar Health, Inc.

99.1	Press Release, dated April 20, 2026

104	Cover Page Interactive Data File (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC

Date: April 21, 2026	By:	/s/ Lisa A. Conte
Lisa A. Conte Chief Executive Officer & President